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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Metro One Telecommunications, Inc. on Form S-8 of our report dated February 6, 2002, appearing in the Annual Report on Form 10-K of Metro One Telecommunications, Inc. for the year ended December 31, 2001.

/s/  DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Portland, Oregon
September 9, 2002

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT